                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                 LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                Not Applicable.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                 LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 14, 2001


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation, will be held on Wednesday, November 14, 2001 at 10:00 a.m., local time in the Grand Salon, Montreal Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 for the purpose of considering and voting upon the following matters:



     1. To elect one class II director to serve for the ensuing three years and until his respective successor is elected and qualified;


     2. To approve our 2001 stock incentive plan and the authorization of 4,000,000 shares of our common stock for issuance under that plan;

     3. To approve our 2001 director stock option plan and the authorization of 600,000 shares of our common stock for issuance under that plan;

     4. To ratify the appointment of KPMG LLP as our independent auditors for the current year; and

     5. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

     Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

     Our board of directors has fixed the close of business on October 10, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments thereof.

     A copy of our annual report to stockholders for the year ended June 30, 2001, which contains consolidated financial statements and other information of interest to stockholders, accompanies this notice and the enclosed proxy statement.

     All stockholders are cordially invited to attend this annual meeting.

                                          By order of the board of directors,

                                          /s/ Gary Moskovitz


                                          Gary Moskovitz, President and Chief
                                          Executive Officer, Acting Chief
                                          Financial Officer and Secretary



October 17, 2001


     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                 LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.
                           8851 TRANS-CANADA HIGHWAY
                               ST-LAURENT, QUEBEC
                                 CANADA H4S 1Z6

                                PROXY STATEMENT

        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 14, 2001

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Lumenon Innovative Lightwave Technology, Inc. for use at the annual meeting of stockholders to be held on Wednesday, November 14, 2001 at 10:00 a.m., local time in the Grand Salon, Montreal Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 and at any adjournment or adjournments thereof.

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to our corporate secretary. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.


     On October 10, 2001, the record date for determination of stockholders entitled to vote at the annual meeting, there were outstanding and entitled to vote an aggregate of 38,478,905 shares of our common stock. The holders of our common stock will vote together as a single class on each of the matters to be voted upon at the annual meeting, with each share of common stock receiving one vote on each matter.



     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND OUR ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED JUNE 30, 2001 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT OCTOBER 17, 2001. WE WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. PLEASE ADDRESS YOUR REQUEST TO LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC., 8851 TRANS-CANADA HIGHWAY, ST-LAURENT, QUEBEC, CANADA H4S 1Z6, ATTENTION: SUSAN GAGNE. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of June 30, 2001 with respect to the beneficial ownership of shares of our common stock by:

     - each person known to us to own beneficially more than 5% of our outstanding shares of common stock;

     - our directors;


     - the individual serving as our President and Chief Executive Officer and Acting Chief Financial Officer, the individual who formerly served as our President and Chief Executive Officer and one other person who was serving as an executive officer on June 30, 2001; and


     - all of our directors and executive officers as a group.

     As of June 30, 2001, we had 38,478,905 shares of common stock outstanding.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days after June 30, 2001 through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his spouse, with respect to all shares of capital stock listed as owned by that person or entity.

     The address of each of our employees, officers and directors is c/o Lumenon Innovative Lightwave Technology, Inc., 8851 Trans-Canada Highway, St-Laurent, Quebec, Canada H4S 1Z6.

                                                                  AMOUNT AND NATURE OF
                                                                  BENEFICIAL OWNERSHIP
                                                              -----------------------------
                                                                                 PERCENT OF
                  NAME OF BENEFICIAL OWNER                    NUMBER OF SHARES     CLASS
                  ------------------------                    ----------------   ----------
5% STOCKHOLDERS
Molex Incorporated(1).......................................     10,220,167         26.6
  2222 Wellington Court
  Lisle, Illinois 60532
Najafi Holding Inc. (2).....................................      5,037,500          3.1
  3180 Chemin de la Vigne
  Montreal, Quebec, Canada H3Y 2C4
Andrewma Holding Inc........................................      4,687,500         12.2
  c/o Lumenon Innovative Lightwave
  Technology, Inc.
  8851 Trans-Canada Highway
  St-Laurent, Quebec, Canada H4S 1Z6
DIRECTORS AND EXECUTIVE OFFICERS:
Pierre-Paul Allard(3).......................................         37,500            *
Mark P. Andrews(4)..........................................      4,835,000         12.5
Guy Brunet(5)...............................................         57,250            *
Gilles Marcotte(6)..........................................         63,250            *
Gary S. Moskovitz...........................................              0            *
S. Iraj Najafi(2)(7)........................................      5,137,500         13.3
Pierre-Andre Roy(3).........................................         81,250            *
All executive officers and directors as a group (7
  persons)(8)...............................................     10,160,750         26.2

---------------

 *  Less than 1%

(1) Molex Incorporated filed a Schedule 13G with the Securities and Exchange Commission on February 14, 2001. The information contained in this table is derived from such filing. The Schedule 13G reported that 9,422,167 shares are held by Molex Incorporated and 798,000 shares are held by Molex Foundation, an irrevocable trust constituting a private foundation established in accordance with the provisions of Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended. Molex Incorporated disclaims beneficial ownership of the 798,000 shares held by Molex Foundation.

(2) Najafi Holding Inc. and Dr. S. Iraj Najafi filed a Schedule 13G with the Securities and Exchange Commission on February 14, 2001. The information contained in this table is derived from such filing. The Schedule 13G reported that 5,037,500 shares are held directly by Najafi Holding Inc. Dr. Najafi is the sole stockholder of Najafi Holding Inc.

(3) Consists solely of shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001.

(4) Includes 4,687,500 shares held by Andrewma Holding Inc., of which Dr. Andrews is the sole stockholder, and 47,500 shares held by Dr. Andrews's spouse. Dr. Andrews disclaims beneficial ownership of such shares. Also includes 100,000 shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001.

(5) Includes 56,250 shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001.

(6) Includes 4,000 shares held by Gem Len Inc., of which Mr. Marcotte serves as a director, and 2,000 shares held by Mr. Marcotte's spouse. Mr. Marcotte disclaims beneficial ownership of such shares. Also includes 56,250 shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001.

(7) Includes 100,000 shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001. These options expired pursuant to their terms on August 1, 2001.

(8) Includes 378,250 shares issuable upon the exercise of options exercisable within 60 days of June 30, 2001.

VOTES REQUIRED

     The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote at the annual meeting shall constitute a quorum for the transaction of business at the annual meeting. Shares of our capital stock present in person or represented by proxy, including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval, will be counted for purposes of determining whether a quorum exists at the annual meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the annual meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of our capital stock present or represented by proxy and voting on the matter is required to approve our 2001 stock incentive plan and our 2001 director stock option plan and to ratify the appointment of our independent auditors.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote those shares as to a particular matter, will not be counted as votes in favor of that matter, and will also not be counted as votes cast or shares voting on that matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on a matter. Similarly, abstentions and "broker non-votes" will have no effect on the voting on the approval of our 2001 stock incentive plan or our 2001 director stock option plan or on the ratification of the appointment of our independent auditors, all of which require the affirmative vote of a majority of the votes cast or shares voting on the matter.

                       PROPOSAL 1 -- ELECTION OF DIRECTOR

     We have a classified board of directors consisting of two class I directors, one class II director and three class III directors. The class I, class II and class III directors serve until the annual meeting of stockholders to be held in 2003, 2001 and 2002, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, the appropriate directors are elected for a full term of three years to succeed those whose terms are expiring.

     The persons named in the enclosed proxy will vote to elect, as a class II director, Guy Brunet, the director nominee named below, unless the proxy is marked otherwise. Mr. Brunet is currently a director of Lumenon. Mr. Brunet will be elected to hold office until the 2004 annual meeting of stockholders and until his successor is elected and qualified. Mr. Brunet has indicated his willingness to serve, if elected. However, if Mr. Brunet should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. Our board of directors has no reason to believe that Mr. Brunet will be unable to serve if elected. There are two vacancies on the board, one of which is designated for a class II director. Our board of directors has not nominated any individual to fill this vacancy because no qualified nominee is available at this time. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

     For each member of our board of directors, including the nominee for election as a class II director, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other public reporting companies of which he serves as a director and his age and length of service as one of our directors. There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEE FOR CLASS II DIRECTORS

     Guy Brunet, age 49, has served as a director since 2000. Mr. Brunet has served as Senior Vice President and Branch Manager at Canaccord Capital Corporation, an independent investment firm, since April 2000. From 1996 until joining Canaccord Capital Corporation, Mr. Brunet served as Investment Advisor for RBC Dominion Securities, a corporate and investment banking firm.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF GUY BRUNET AS A CLASS II DIRECTOR TO HOLD OFFICE UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED IS IN THE BEST INTERESTS OF BOTH LUMENON'S STOCKHOLDERS AND LUMENON AND RECOMMENDS A VOTE FOR THE NOMINEE FOR DIRECTOR.

CLASS III DIRECTORS (TERMS EXPIRE AT 2002 ANNUAL MEETING)

     Mark P. Andrews, age 50, has served as a director and as our Vice President and Chief Technology Officer since 1998. From 1998 to June 2001, Dr. Andrews also served as our Secretary. Dr. Andrews served as an Associate Professor in the Department of Chemistry at McGill University from 1990 to 2000 and is currently on a leave of absence from that position. Dr. Andrews is also a member of the Materials Research Society and the International Society for Optical Engineers.

     Gilles Marcotte, age 62, has served as a director since 2000 and as the chairman of the board since 2001. Mr. Marcotte was a partner at KPMG LLP and its predecessor firms from 1979 until his retirement in 1997.

     Gary Moskovitz, age 54, has served as a director and as our President and Chief Executive Officer and Acting Chief Financial Officer since May 2001 and as our Secretary since June 2001. Before joining us, Mr. Moskovitz served as President and Chief Executive Officer of Helysis, Inc., a company in the rapid prototyping systems industry, from 1998 to 2000. Mr. Moskovitz was Executive Vice President and Chief Operating Officer of Quintar Corporation, a company in the electronic printing and networked image server industry, from 1992 to 1998.

CLASS I DIRECTORS (TERMS EXPIRE AT 2003 ANNUAL MEETING)

     Pierre-Paul Allard, age 41, has served as a director since 1999. He has served as General Manager and in other executive capacities at Cisco Systems, Canada since 1993.

     Pierre-Andre Roy, age 60, has served as a director since 2001. He served as President of Bombardier Capital Inc., the financial services arm of Bombardier Inc., a diversified manufacturing services company, from 1995 until his retirement in February 2000 and as Treasurer of Bombardier Inc. from 1995 to 1996.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended June 30, 2001, our board of directors met eight times. All directors, other than Mr. Allard, attended at least 75% of the meetings of the board of directors and of the committees on which they served. Mr. Allard attended an aggregate of 55% of such meetings.

     Our board of directors has a standing audit committee, which reviews the results and scope of the audit and other services provided by our independent auditors. During the fiscal year ended June 30, 2001, the audit committee held four meetings. The current members of the audit committee are Mr. Brunet, Mr. Marcotte and Mr. Roy.

     Our board of directors has a standing compensation committee, which provides recommendations to the board of directors regarding our compensation programs and administers certain of our employee benefit plans. During the fiscal year ended June 30, 2001, the compensation committee held five meetings. The current members of the compensation committee are Mr. Allard, Mr. Brunet and Mr. Roy.

DIRECTOR COMPENSATION

     We reimburse our directors for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors and any meetings of its committees. In addition, we pay Mr. Marcotte CDN$25,000 (approximately US$16,475 at June 30, 2001) per year for his service as the chairman of our board of directors. This payment is made directly to Gem Len Inc., of which Mr. Marcotte serves as a director. From time to time, in our discretion, we have granted equity awards to our non-employee directors under our stock option incentive plan. Under the 2001 director stock option plan, each of our non-employee directors shall be automatically granted an option to purchase 10,000 shares of our common stock on the date of each annual meeting of stockholders, commencing with the 2001 annual meeting (other than a director who was initially elected to our board at any such annual meeting or, if previously elected, at any time after the prior year's annual meeting of stockholders), provided that he or she is serving as a non-employee director immediately following the date of such annual meeting. In addition, we intend to grant an option to purchase 50,000 shares of our common stock to any future non-employee director upon his or her initial election to our board. We also intend to grant each non-employee member of a committee of the board of directors an option to purchase 6,250 shares of our common stock for each committee meeting attended, up to a maximum of 25,000 shares per fiscal year.

COMPENSATION OF EXECUTIVE OFFICERS

  SUMMARY COMPENSATION

     The following table sets forth information with respect to the compensation for the years ended June 30, 1999, June 30, 2000 and June 30, 2001 to Gary Moskovitz, our current President and Chief Executive Officer and Acting Chief Financial Officer, Iraj Najafi, who served as our President and Chief Executive Officer until May 2001 and Mark Andrews, our Vice President and Chief Technology Officer. In 1998, we changed our fiscal year end from December 31 to June 30 effective in 1999. Accordingly the amounts reported in the table below for 1999 are for the twelve months ended June 30, 1999.

     In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not include medical, group life or other benefits which are available to all of our salaried employees, and perquisites and other personal benefits, securities or property which do not exceed the lesser of US$50,000 or 10% of the total annual salary and bonuses for each of the persons shown in the table.

     Unless otherwise indicated, compensation amounts in this proxy statement were paid in Canadian dollars and have been converted into United States dollars at a conversion rate equal to the noon buying rate on June 29, 2001: United States $1.00 = Canadian $1.5175, which is equivalent to Canadian $1.00 = United States $0.6590.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                                                         AWARDS
                                                                                      ------------
                                                     ANNUAL COMPENSATION               SHARES OF
                                            --------------------------------------    COMMON STOCK
                                   FISCAL                             OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPAL POSITIONS        YEAR      SALARY        BONUS     COMPENSATION      OPTIONS
----------------------------       ------   -----------   ---------   ------------    ------------
Gary Moskovitz...................    2001     US$63,074   US$19,769    US$ 7,412(2)    1,500,000
  President and Chief Executive
  Officer and Acting Chief
  Financial Officer(1)
S. Iraj Najafi...................    2001    US$194,327          --    US$30,597(3)      300,000
  Former President and               2000       118,616          --           --              --
  Chief Executive Officer(1)         1999        72,488          --           --         200,000
Mark Andrews.....................    2001    US$164,745          --           --         300,000
  Vice President and Chief           2000        82,372          --           --              --
  Technology Officer                 1999        30,643          --           --         200,000

---------------

(1) Gary Moskovitz was appointed our President and Chief Executive Officer on May 3, 2001 and became our Acting Chief Financial Officer on May 15, 2001.
    S. Iraj Najafi resigned as President and Chief Executive Officer on May 3, 2001.

(2) Consists of relocation and moving expenses.

(3) Consists of compensation for unused vacation time.

  OPTION GRANTS

     The following table contains information concerning stock option grants made in the fiscal year ended June 30, 2001 to each of the executive officers identified in the Summary Compensation Table above. Each stock option grant has a term of ten years. The per share exercise price of all options described below represents the fair market value of our common stock on the last trading date immediately preceding the grant date and are converted into United States dollars using the noon buying rate on the trading date immediately preceding the grant date.

     Amounts described in the following table under the heading "Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term" represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performances of our common stock and the date on which the options are exercised. No gain to the optionees is possible without an appreciation in stock price, which will benefit all stockholders commensurately.

                                                  INDIVIDUAL GRANTS
                       ------------------------------------------------------------------------
                       NUMBER OF
                       SHARES OF                                                                  POTENTIAL REALIZABLE VALUE AT
                         COMMON       PERCENT OF                                                     ASSUMED ANNUAL RATES OF
                         STOCK       TOTAL OPTIONS                                                 STOCK PRICE APPRECIATION FOR
                       UNDERLYING     GRANTED TO                                                           OPTION TERM
                        OPTIONS      EMPLOYEES IN                                                 ------------------------------
NAME                    GRANTED       FISCAL YEAR    EXERCISE PRICE PER SHARE   EXPIRATION DATE        5%              10%
----                   ----------    -------------   ------------------------   ---------------   -------------   --------------
Gary Moskovitz.......  1,500,000(1)      34.66%               US$1.93              May 7, 2011    1,820,649.94     4,613,884.42
S. Iraj Najafi.......    300,000(2)       6.93%              US$27.50            July 21, 2010    4,730,254.06    12,418,885.23
Mark Andrews.........    300,000(3)       6.93%              US$27.50            July 21, 2010    4,730,254.06    12,418,885.23

---------------

(1) 375,000 of these options vest on May 7, 2002 and the remaining 1,125,000 shares vest at the rate of 1/36(th) (31,250 shares) per month.

(2) Options vest at the rate of 100,000 shares per year over a period of 3 years, beginning on January 21, 2001. These options expired pursuant to their terms on August 1, 2001.

(3) Options vest at the rate of 100,000 shares per year over a period of 3 years, beginning on January 21, 2001.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table sets forth information concerning options exercised during fiscal 2001 by each of the executive officers identified in the Summary Compensation Table above and the number and value of unexercised stock options held by each of those executive officers. Amounts described in the following table under the heading "Value of Unexercised In-the-Money Options at Year End" are based on the aggregate fair market value of the underlying shares of common stock on June 30, 2001 (US$0.54 per share), less the aggregate option exercise price. Amounts described in the following table under the heading "Value Realized" represent the difference between the aggregate fair market value of the underlying shares of common stock on the date of exercise and the aggregate exercise price.

                                                         NUMBER OF SHARES
                                                      UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                           SHARES                       OPTIONS AT YEAR-END         MONEY OPTIONS AT YEAR-END
                         ACQUIRED ON     VALUE      ---------------------------   -----------------------------
NAME                      EXERCISE      REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                     -----------   ----------   -----------   -------------   ------------   --------------
Gary Moskovitz.........        --              --          --       1,500,000          --              $0
S. Iraj Najafi.........        --              --     100,000(1)      200,000(1)       $0              --
Mark Andrews...........    75,000      $1,565,000     100,000         200,000          $0              $0

---------------

(1) Options expired pursuant to their terms on August 1, 2001.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Lumenon's executive compensation program is administered by the compensation committee of Lumenon's board of directors, which is currently comprised of three non-employee outside directors. The compensation committee is responsible for determining the compensation for each of our executive officers. This report addresses our compensation policies for the fiscal year ended June 30, 2001 as they affected Lumenon's executive officers, including the executive officers named in the tables above.

     Lumenon's executive compensation program is designed to align executive compensation with our business objectives and individual performance, to underscore the importance of stockholder value creation and to enable Lumenon to attract, retain and reward executive officers who contribute, and are expected to contribute, to Lumenon's long-term success. In establishing executive compensation, the compensation committee is generally guided by the following principles:

     - the total compensation payable to executive officers should be competitive with the compensation paid by comparable companies for officers in comparable positions;

     - the total compensation payable to executive officers should reflect general economic conditions and economic conditions particular to our industry; and

     - individual compensation should include components that reflect the performance of the individual, teamwork and the achievement of corporate objectives.

     The compensation of Lumenon's executive officers primarily consists of a combination of base salary and equity-based compensation.

     The compensation committee subjectively determines the base salary for all executives, by reviewing the salaries for competitive positions in Lumenon's industry, the historical compensation levels of the executives, the individual performance of the executives in the preceding year and salary levels required by any applicable employment agreements. In fixing the base salary of all executive officers in the fiscal year ended June 30, 2001, the compensation committee reviewed survey data provided to Lumenon by outside resources showing compensation data for companies with revenues comparable to those of Lumenon. The survey contained information obtained from a broad set of companies within Lumenon's industry.

     Awards of stock options under Lumenon's stock option incentive plan are designed to more fully align the long-term interests of Lumenon's executives and its stockholders and to assist in the retention of executives. Stock options are awarded based upon the market price of Lumenon's common stock on the trading date immediately preceding the date of grant. Therefore, they do not become valuable to the holder unless the trading price of Lumenon's common stock increases above the price on the trading date immediately preceding the date of grant. Guidelines used by the compensation committee in recommending awards of stock options to Lumenon's executive officers include the following:

     - duties and responsibilities of the individual;

     - performance of the individual;

     - total number of outstanding compensatory stock options granted by Lumenon; and

     - the size of prior stock option awards to the individual.

     The compensation committee considered the survey data and the other criteria set forth above as a basis for its subjective assessment that the salaries, bonuses and stock option elements of compensation established by it for the fiscal year ended June 30, 2001, including the base salary and bonus of Mr. Moskovitz, were appropriate. In addition to a base salary and stock options, Mr. Moskovitz's compensation also includes a bonus component. Mr. Moskovitz's employment agreement entitles Mr. Moskovitz to a sign-on bonus and provides that during his first year of employment he will receive a guaranteed bonus. The employment agreement also provides that Mr. Moskovitz is eligible to receive an annual bonus based upon the achievement of specific objectives established by our compensation committee. Our employment agreement with Mr. Moskovitz provides for an initial base salary of CDN$630,000 (US$415,157) per year and a sign on bonus of CDN$30,000 (US$19,769) and a performance bonus which, for the period of May 7, 2001 to May 6, 2002, would consist of a guaranteed bonus of CDN$160,000 (US$105,437), payable in equal installments on November 7, 2001 and May 7, 2002, and an additional bonus of up to CDN$155,000 (US$102,142) subject to the successful completion of objectives determined by our board of directors. In addition, Mr. Moskovitz was granted an option to purchase 1,500,000 shares of our common stock at an exercise price of US$1.93, which was the fair market value of our common stock on the date of grant. Mr. Moskovitz's compensation was based primarily upon the following factors:

     - Mr. Moskovitz's scope of responsibility, prior employment experience, prior employment performance and salary history;

     - the anticipated value of Mr. Moskovitz's contribution to Lumenon's future performance; and

     - recognition that Mr. Moskovitz was relocating from the United States to Canada to bring his expertise to a development stage company.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), generally disallows a tax deduction to public companies for certain compensation in excess of US$1 million paid to the company's chief executive officer and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The compensation committee reserves the right to use its judgement to authorize compensation payments, including stock-based compensation, that may be in excess of the limit when the compensation committee believes such payments are appropriate and in the best interest of our stockholders, after taking into consideration changing business conditions and the performance of our employees.

     By the compensation committee of the board of directors of Lumenon Innovative Lightwave Technology, Inc.,

                                          Pierre-Andre Roy, Chairman
                                          Pierre-Paul Allard
                                          Guy Brunet

  EMPLOYMENT ARRANGEMENTS

     Gary Moskovitz. Gary Moskovitz is employed by us as our President and Chief Executive Officer pursuant to an employment agreement dated as of May 3, 2001. The agreement provides for an initial base salary of CDN$630,000 (US$415,157) per year and a sign on bonus of CDN$30,000 (US$19,769). Mr. Moskovitz is also entitled to a potential annual performance bonus equal to 50% of his base salary. For the period of May 7, 2001 to May 6, 2002, this bonus would consist of a guaranteed bonus of CDN$160,000 (US$105,437), payable in equal installments on November 7, 2001 and May 7, 2002, and an additional bonus of up to CDN$155,000 (US$102,142) subject to the successful completion of objectives determined by our board of directors. We also granted Mr. Moskovitz an option to acquire up to 1,500,000 shares of our common stock. This option will vest in full upon a change of control of Lumenon. The agreement also provides that Mr. Moskovitz shall be entitled to a bridge loan of up to CDN$300,000 (US$197,694) in the event that Mr. Moskovitz buys a house in Quebec before he sells his house in California. This bridge loan, which will accrue interest at the preferred rate determined by the Royal Bank of Canada and will be guaranteed by a mortgage on Mr. Moskovitz's house in Quebec, must be repaid by Mr. Moskovitz within 180 days of receipt of such loan. Throughout the employment period and for a period of twelve months thereafter, the agreement restricts Mr. Moskovitz's ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of eighteen months thereafter, Mr. Moskovitz has agreed that he will not solicit or accept business with respect to products competitive with ours from any of our customers, nor will he hire, take away, or cause to be hired or taken away persons employed by us within the twelve months preceding the date of termination of his employment. The agreement may be terminated by us (i) in the event of the death or permanent disability of Mr. Moskovitz, or (ii) if Mr. Moskovitz commits certain acts constituting cause, including a material breach of the agreement. We may terminate Mr. Moskovitz without cause upon 30 days notice to Mr. Moskovitz, provided that we pay him all accrued base salary, any earned but unpaid bonus amounts at the date of termination on a prorated basis and any accrued but unused vacation benefits. In addition, if we terminate Mr. Moskovitz without cause, we are required to pay Mr. Moskovitz an amount equal to 15 months base salary and to maintain Mr. Moskovitz's health and insurance benefits, subject to the approval of our group insurers, until the earlier of 15 months from termination or when Mr. Moskovitz obtains other employment. In addition, if Mr. Moskovitz is terminated without cause, Mr. Moskovitz's stock options shall continue to vest until 15 months from his termination whereupon Mr. Moskovitz shall have 90 days to exercise any vested options. If we terminate Mr. Moskovitz without cause prior to May 7, 2003, Mr. Moskovitz shall be entitled to a relocation reimbursement of up to CDN$106,000 (US$69,852). If we assign Mr. Moskovitz duties inconsistent with his salary, bonus, compensation, benefits, office or support staff, relocate Mr. Moskovitz outside the United States or Canada without his consent, materially breach any of our obligations under the agreement, fail to use our best efforts to renew Mr. Moskovitz's work permit, ask Mr. Moskovitz to perform an illegal act, fail to provide that the employment agreement is expressly assumed by any successor to all or substantially all of our business or assets, if Mr. Moskovitz resigns as a result of unlawful discrimination as evidenced by a final court order, or if Mr. Moskovitz loses his position as a director of Lumenon, and we do not materially remedy the situation within 30 days written notice from Mr. Moskovitz, Mr. Moskovitz shall have the right to terminate his employment with us within 60 days of the occurrence of the event and shall be entitled to the same severance payments and other benefits to which he would have been entitled had we terminated him without cause. Within six months after a transaction in which any party or group obtains ownership of 50% or more of the voting power of our securities or upon a sale of all or 50% or more of our assets, Mr. Moskovitz shall have the right to terminate his employment and shall be entitled to the same severance payments and other benefits to which he would have been entitled had we terminated him without cause. Mr. Moskovitz may terminate the employment agreement upon one month prior written notice to us.

     Iraj Najafi. Until his resignation in May 2001, S. Iraj Najafi served as our President and Chief Executive Officer. Dr. Najafi is no longer an employee of Lumenon. Prior to his resignation, Dr. Najafi was party to an employment agreement with us that was entered into on July 3, 2000 and effective as of July 19, 1998 for a term of two years. The agreement provides for an initial base annual salary of CDN$180,000 (US$118,616). On July 19, 2000, Dr. Najafi's base annual salary was increased to

CDN$300,000 (US$197,694). Pursuant to this agreement, we also granted Dr. Najafi an option to acquire up to 200,000 shares of common stock. These options expired pursuant to their terms on August 1, 2001. Throughout the employment period and for a period of three years thereafter, the agreement restricts Dr. Najafi's ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Dr. Najafi has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us.

     Mark P. Andrews. Dr. Mark P. Andrews is employed by us as our Vice President and Chief Technology Officer pursuant to an employment agreement entered into July 7, 2000 and effective as of January 1, 1999 for a term of three years. The agreement provides for an initial base annual salary of CDN$125,000 (US$82,372). On July 19, 2000, Dr. Andrews' base annual salary was increased to CDN$250,000 (US$164,745). Pursuant to this agreement, we also granted Dr. Andrews an option to acquire up to 200,000 shares of common stock. Throughout the employment period and for a period of three years thereafter, the agreement restricts Dr. Andrews' ability to engage in activities competitive with those of ours. In addition, throughout the employment period and for a period of two years thereafter, Dr. Andrews has agreed that he will not solicit any person employed by us to leave our employ, or employ or solicit for employment any person who is employed by us. The agreement may be terminated by us (i) in the event of the bankruptcy, liquidation, or dissolution of Lumenon,
(ii) if Dr. Andrews disposes of his shares of common stock, (iii) if Dr. Andrews commits certain acts constituting cause or (iv) if Dr. Andrews is in material breach of the agreement and does not remedy the situation to our satisfaction. Dr. Andrews may terminate the employment agreement upon three months prior written notice to us.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2001, our compensation committee consisted of Mr. Allard, Mr. Roy and Mr. Anthony Moretti, who was Molex Incorporated's designee to our board of directors pursuant to a stock restriction agreement between us and Molex Incorporated entered into in connection with a strategic relationship between Lumenon and Molex. Mr. Moretti resigned from our board of directors in May 2001 and our strategic relationship with Molex Incorporated terminated effective as of April 5, 2001. Mr. Brunet was appointed to our compensation committee effective May 2001 to fill the vacancy created by Mr. Moretti's departure. No executive officer of Lumenon served during the year ended June 30, 2001 as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on our board of directors or compensation committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee is composed of three members and acts under a written charter first adopted and approved by our board of directors and the audit committee in June 2000 and restated in August 2001. A copy of this charter is attached to this proxy statement as Appendix A. All of the present members of the audit committee may be deemed to be independent under the rules of The Nasdaq National Market. The audit committee held four meetings during the fiscal year ended June 30, 2001.

     The audit committee reviewed the audited financial statements of Lumenon for the fiscal year ended June 30, 2001 and discussed these financial statements with management. The audit committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with KPMG LLP, our independent auditors.

     Our independent auditors also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In addition, the audit committee discussed with the independent auditors their independence from Lumenon. The audit committee also considered whether the independent auditors' provision of the other, non-audit related services to us which are referred to in "Independent Auditors Fees and Other

Matters -- Financial Information Systems Design and Implementation Fees" and "Independent Auditors Fees and Other Matters -- All Other Fees" is compatible with maintaining such auditors' independence.

     Based on our discussions with management and the independent auditors, and our review of the representations and information provided by management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in Lumenon's Annual Report on Form 10-K for the year ended June 30, 2001.

     By the audit committee of the board of directors of Lumenon Innovative Lightwave Technology, Inc.,

                                          Gilles Marcotte, Chairman
                                          Guy Brunet
                                          Pierre-Andre Roy

INDEPENDENT AUDITORS FEES AND OTHER MATTERS

  AUDIT FEES

     KPMG LLP billed us an aggregate of $100,000 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended June 30, 2001.

  FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     KPMG LLP did not bill us any fees for professional services rendered to us or our affiliates for the fiscal year ended June 30, 2001 in connection with the design and implementation of financial information systems, the operation of information systems or the management of local area networks.

  ALL OTHER FEES

     KPMG LLP billed us an aggregate of $70,000 in fees for other services rendered to us and our affiliates for the fiscal year ended June 30, 2001.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 19 and June 21, 1999, we entered into several agreements with Molex Incorporated, including a teaming agreement (which was amended in March 2000), a stock purchase agreement, a stock restriction agreement and a registration rights agreement. Under the teaming agreement, as amended, we agreed with Molex to jointly develop certain products related to the dense wavelength division multiplexing, or DWDM, market and other photonics markets. Under the stock purchase agreement, Molex purchased 3,000,000 shares of our common stock at US$0.50 per share. We also issued to Molex a warrant to purchase 1,666,667 shares of our common stock at an exercise price of US$0.90 per share, which was exercised in November 1999. We also issued to Molex a services warrant to purchase 5,800,000 shares of our common stock at US$0.2155 per share, which Molex exercised in full in November 1999. Under the stock restriction agreement,
(i) Molex acquired the right to designate a member of our board of directors,
(ii) the consent of Molex was required for certain extraordinary actions relating to our governance and our operations, and (iii) certain of our stockholders agreed not to sell their respective shares of our common stock to a competitor of Molex without Molex's prior consent. These agreements were terminated pursuant to a termination agreement effective as of April 5, 2001. Dr. Anthony L. Moretti, Molex's designee to our board of directors pursuant to the stock restriction agreement, resigned from our board of directors in May 2001.

     We have entered into a license agreement with Polyvalor, a limited partnership, as represented by its General Partner, Polyvalor Inc., and McGill University (together, Polyvalor and McGill University are referred to as the "licensor"), pursuant to which we acquired the right through October 2017 to produce, sell, distribute and promote products derived from or using the patents and know-how, as such terms are defined in the license agreement, of the licensor. In connection with the agreement, we are obligated to pay a royalty of 5% on gross sales of all products derived from or using the licensor's patents or know-how, up to a maximum of CDN$3,500,000 (US$2,306,425 at June 29, 2001) over the term of the license agreement. Additionally, we issued 750,000 shares of common stock to each of Polyvalor and McGill University. Until his resignation from our board in August 2001, Denis Beaudry, an officer of Polyvalor, was Polyvalor's and McGill University's designee to our board of directors. In addition, Dr. Andrews served as an Associate Professor in the Department of Chemistry at McGill University from 1990 to 2000. During the fiscal year ended June 30, 2001, Dr. Andrews was, and he currently is, on a leave of absence from that position. Since January 1, 2001, this leave of absence has been with pay.

COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return on our common stock with the cumulative return of (a) the Russell 2000 Index and (b) an industry index of communication equipment companies compiled by Media General Financial Services, comprised of companies that design, develop, manufacture and market equipment for the communication industry. The following graph also compares the cumulative total stockholder return on our common stock with an industry index of semi-conductor memory chip companies compiled by Media General Financial Services. The semi-conductor memory chip index was used in our last proxy statement, however, we believe that this index no longer accurately reflects our business and therefore, we do not intend to use this index in the future. The graph assumes the investment of $100 on March 2, 2000, the date on which our common stock was registered under Section 12 of the Securities Exchange Act of 1934, in our common stock, the Russell 2000 Index and the communication equipment and semi-conductor memory chip indexes prepared by Media General Financial Services, and assumes dividends, if any, are reinvested. The measurement point is the last trading day for the fiscal year ending June 30, 2001.

                                 [Chart Graph]

                                                              MARCH 2,   JUNE 30,   JUNE 30,
                    COMPANY/MARKET/INDEX                        2000       2000       2001
                    --------------------                      --------   --------   --------
Lumenon Innovative Lightwave Technology, Inc. ..............    $100     $ 54.45     $ 1.53
MG Group Index 831..........................................     100      138.14      60.51
Russell 2000 Index..........................................     100       89.48      88.69
MG Group 841................................................     100       83.94      27.48

              PROPOSAL 2 -- APPROVAL OF 2001 STOCK INCENTIVE PLAN

     On August 14, 2001, our board of directors adopted, subject to stockholder approval, the 2001 stock incentive plan. Up to 4,000,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the plan.

     The 2001 stock incentive plan is intended to replace our stock option incentive plan. As of October 1, 2001, options to purchase 4,319,084 shares of our common stock were outstanding under our stock option incentive plan, and an additional 642,066 shares were reserved for future option grants. Our board of directors intends that upon the issuance of options for all of the shares currently reserved for issuance under the stock option incentive plan, no additional option grants will be made under that plan.

     Our board of directors believes that our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. ACCORDINGLY, OUR BOARD OF DIRECTORS BELIEVES ADOPTION OF THE PLAN IS IN THE BEST INTERESTS OF US AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN AND THE RESERVATION OF 4,000,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE THEREUNDER.

DESCRIPTION OF THE PLAN

     The following is a brief summary of the plan. The following summary is qualified in its entirety by reference to the full text of the 2001 stock incentive plan, a copy of which is attached to the electronic copy of this proxy statement filed with the Securities and Exchange Commission, to which we also refer as the SEC, and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the plan may be obtained from our Secretary.

  TYPES OF AWARDS

     The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, non-statutory stock options and restricted stock awards.

     Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of our common stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code may not be granted at an exercise price less than 100% of the fair market value of our common stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of Lumenon or its parent or subsidiary). Options may not be granted for a term in excess of ten years. The plan permits the following forms of payment of the exercise price of options: (i) payment by cash or certified or bank check or (ii) delivery to us of an irrevocable undertaking by a broker to deliver sufficient funds or delivery to us of irrevocable instructions to a broker to deliver sufficient funds.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of our common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

  ELIGIBILITY TO RECEIVE AWARDS

     Employees, officers and directors (and any individuals who have accepted an offer for employment) of Lumenon or its parent or subsidiary corporations are eligible to be granted awards under the plan. Under present law, however, incentive stock options may only be granted to employees of Lumenon or its parent or subsidiary corporations. The maximum number of shares with respect to which awards may be granted to any participant under the plan over the ten year term of the plan may not exceed 1,923,943 shares

(equal to 5% of the number of shares of our outstanding common stock on August 14, 2001, the date the plan was approved by our board of directors).

  PLAN BENEFITS

     As of October 1, 2001, approximately 90 persons were eligible to receive awards under the plan, including our two executive officers and four non-employee directors. The granting of awards under the plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.

     On October 10, 2001, the last reported sale price of our common stock on The Nasdaq National Market was $1.07.

  ADMINISTRATION

     The plan is administered by our board of directors. Our board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the plan and to interpret the provisions of the plan. Pursuant to the terms of the plan, our board of directors may delegate authority under the plan to one or more committees or subcommittees of our board of directors.

     Subject to any applicable limitations contained in the plan, our board of directors, or any committee to whom the board of directors delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

     Our board of directors is required to make appropriate adjustments in connection with the plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, combinations and reclassifications of shares, spin-offs and other similar changes in capitalization. The plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of Lumenon with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a reorganization event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then our board of directors shall either provide for a cash out of the value of any outstanding options or accelerate the options to make them fully exercisable prior to consummation of the reorganization event and provide that the options will terminate immediately prior to the reorganization event, except to the extent exercised prior to the reorganization event. To the extent any options so vest and are exercised, the shares will be subject to a right of repurchase of the acquiring company, which will lapse according to the original vesting schedule of the option. In the case of a reorganization event which also results in a change of control, as described below, 50% of the unvested options of an optionee will automatically vest and the remaining options will vest in accordance with their original vesting schedule. Such options shall become immediately exercisable in full if, on or prior to the first anniversary of the reorganization event, the participants's employment with us or the acquiring or succeeding corporation is terminated for good reason by the participant or is terminated without cause by us or the acquiring or succeeding corporation. Upon the occurrence of a reorganization event, our repurchase and other rights under each outstanding restricted stock award will inure to the benefit of the acquiring or succeeding corporation. Our board of directors will specify the effect of a reorganization event on any other award at the time the award is granted.

     The plan also contains provisions addressing the consequences of any change in control event, which is defined as (i) the acquisition by an individual, entity or group of beneficial ownership of 40% or more of (x) the outstanding shares of Lumenon common stock or (y) the combined voting power of the outstanding securities of Lumenon entitled to vote in the election of directors;
(ii) the time at which there is a specified change in the composition of the board of directors or (iii) the consummation of a merger, consolidation, reorganization, recapitalization, share exchange or sale or other disposition of all or substantially all of Lumenon's assets. Upon a change in control, regardless of whether the change in control also constitutes a reorganization event, the plan provides that 50% of the outstanding unvested options of an optionee become immediately exercisable, with the remaining shares subject to the option continuing to vest in accordance with the original vesting schedule of the option. The shares subject to option shall become immediately exercisable in full if, on or prior to the first anniversary of the change in control event, the participant's employment with us or the acquiring or succeeding corporation is terminated for good reason by the participant or is terminated without cause by us or the acquiring or succeeding corporation.

     If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code.

  AMENDMENT OR TERMINATION

     No award may be made under the plan after August 13, 2011, but awards previously granted may extend beyond that date. Our board of directors may at any time amend, suspend or terminate the plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code by our board of directors shall become exercisable, realizable or vested unless and until such amendment shall have been approved by our stockholders to the extent such approval is required by Section 162(m) in the manner required under Section 162(m).

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences to persons subject to such tax that generally will arise with respect to awards granted under the plan and with respect to the sale of our common stock acquired under the plan. This summary is based on the federal tax laws in the United States in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

  INCENTIVE STOCK OPTIONS

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of common stock acquired through the exercise of the option ("ISO stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO stock will vary depending on the date on which it is sold. If the participant sells ISO stock more than two years from the date the option was granted, also referred to as the "grant date," and more than one year from the date the option was exercised, also referred to as the "exercise date," then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO stock over the exercise price.

     If the participant sells ISO stock prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO stock for more than one year prior to the date of sale.

     If a participant sells ISO stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO stock. This capital loss will be a long-term capital loss if the participant has held the ISO stock for more than one year prior to the date of sale.

  NON-STATUTORY STOCK OPTIONS

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option ("NSO stock") on the exercise date over the exercise price.

     With respect to any NSO stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO stock and the participant's tax basis in the NSO stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO stock for more than one year prior to the date of the sale.

  RESTRICTED STOCK AWARDS

     A participant will not recognize taxable income upon the grant of a restricted stock award unless the participant makes an election under Section 83(b) of the Internal Revenue Code (a "Section 83(b) election"). If the participant makes a valid Section 83(b) election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the common stock at the time the award is granted and the purchase price paid for the common stock. If a valid Section 83(b) election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of our common stock at the time of such lapse and the original purchase price paid for the common stock. The participant will have a tax basis in the common stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the common stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the common stock and the participant's tax basis in the common stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

  TAX CONSEQUENCES TO LUMENON

     The grant of an award under the plan generally will have no tax consequences to us. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any common stock acquired under the plan will have any tax consequences to us. Lumenon or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the plan, including in connection with a restricted stock award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

           PROPOSAL 3 -- APPROVAL OF 2001 DIRECTOR STOCK OPTION PLAN

     On August 14, 2001, our board of directors adopted, subject to stockholder approval, the 2001 director stock option plan. Up to 600,000 shares of our common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the plan.

     Our board of directors believes that our future success depends, in large part, upon our ability to encourage ownership in Lumenon by our non-employee directors and provide those non-employee directors with an incentive to remain as directors of Lumenon. ACCORDINGLY, OUR BOARD OF DIRECTORS BELIEVES ADOPTION OF THE PLAN IS IN THE BEST INTERESTS OF US AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PLAN AND THE RESERVATION OF 600,000 SHARES OF OUR COMMON STOCK FOR ISSUANCE THEREUNDER.

DESCRIPTION OF THE PLAN

     The following is a brief summary of the plan. The following summary is qualified in its entirety by reference to the full text of the 2001 director stock option plan, a copy of which is attached to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the plan may be obtained from our Secretary.

  TYPES OF AWARDS

     The plan provides for the grant of non-statutory stock options. Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price which is equal to the fair market value of our common stock on the date preceding the date of grant. Options may not be granted for a term in excess of ten years. The plan permits the following forms of payment of the exercise price of options: (i) payment by cash or certified or bank check or
(ii) delivery to us of an irrevocable undertaking by a broker to deliver sufficient funds or delivery to us of irrevocable instructions to a broker to deliver sufficient funds.

  ELIGIBILITY TO RECEIVE AWARDS

     Non-employee directors of Lumenon and its subsidiaries are eligible to be granted awards under the 2001 director stock option plan. Under the plan, each of our non-employee directors shall be automatically granted an option to purchase 10,000 shares of our common stock on the date of each annual meeting of stockholders, commencing with the 2001 annual meeting (other than a director who was initially elected to our board at any such annual meeting or, if previously elected, at any time after the prior year's annual meeting of stockholders), provided that he or she is serving as a non-employee director immediately following the date of such annual meeting. These options will vest in full upon the earlier of the first anniversary of the date of grant or the date immediately preceding the next annual meeting. In addition, we intend to grant an option to purchase 50,000 shares of our common stock to any future non-employee director upon his or her initial election to our board. These options will vest in two equal annual installments beginning upon the first anniversary of the date of grant. We also intend to grant each non-employee member of a committee of the board of directors an immediately exercisable option to purchase 6,250 shares of our common stock for each committee meeting attended, up to a maximum of 25,000 shares per fiscal year.

  PLAN BENEFITS

     As of October 1, 2001, four persons were eligible to receive awards under the plan. Each non-employee director shall be automatically granted an option to purchase 10,000 shares of our common stock on the date of each annual meeting of our stockholders, beginning with the 2001 annual meeting of stockholders (other than a director who was initially elected to the board at such annual meeting or, if previously elected, at any time after the prior year's annual meeting of stockholders), provided that he is serving as a non-employee director immediately following the date of such annual meeting. The granting of additional awards under the plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person.

     On October 10, 2001, the last reported sale price of our common stock on The Nasdaq National Market was $1.07.

  ADMINISTRATION

     The plan is administered by our board of directors. Our board of directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the plan and to interpret the provisions of the plan.

     Our board of directors is required to make appropriate adjustments in connection with the plan and any outstanding awards to reflect mergers, consolidations, reorganizations, recapitalizations, reclassifications, stock dividends, stock splits, reverse stock splits and other similar changes in capitalization. The plan also contains provisions addressing the consequences of an acquisition event, which is defined as (i) any merger or consolidation which results in our voting securities outstanding immediately prior to such event representing immediately after such event less than 50% of the combined voting power of our voting securities or the voting securities of the acquiring or succeeding entity; (ii) any sale of all or substantially all of our assets or
(iii) our complete liquidation. Upon the occurrence of an acquisition event, options outstanding under the plan shall immediately become exercisable in full.

     If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the plan.

  AMENDMENT OR TERMINATION

     Our board of directors may at any time amend, suspend or terminate the plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences to persons subject to such tax that generally will arise with respect to awards granted under the plan and with respect to the sale of our common stock acquired under the plan. This summary is based on the federal tax laws of the United States in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     A participant will not recognize taxable income upon the grant of a non-statutory stock option under the plan. However, a participant generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common stock acquired through the exercise of the option ("NSO stock") on the exercise date over the exercise price.

     A participant will have a tax basis for any NSO stock equal to the exercise price plus any income recognized with respect to the option. Upon selling NSO stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO stock and the participant's tax basis in the NSO stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO stock for more than one year prior to the date of the sale and will be a short term capital gain or loss if the participant has held the NSO stock for a shorter period.

  EARLY-EXERCISE ALTERNATIVE

     Our board of directors may permit a participant to exercise the unvested portion of an option, subject to our right to repurchase the unvested shares. In general, a participant who exercises the unvested portion of an option and then makes a valid election under Section 83(b) of the Internal Revenue Code within 30 days of the exercise date should be taxed as if the underlying shares were vested shares with the consequences described above. A participant who exercises the unvested portion of an option and does not make a valid Section 83(b) election within 30 days of the exercise date generally will be treated as having exercised the option as and to the extent that our repurchase right lapses with respect to the underlying shares. Otherwise, the participant will be taxed as described above.

  TAX CONSEQUENCES TO LUMENON

     The grant of an award under the plan generally will have no tax consequences to us. Lumenon or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the plan.

     PROPOSAL 4 -- RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS


     Our board of directors, at the recommendation of the audit committee, has selected the firm of KPMG LLP as our independent auditors for the fiscal year ending June 30, 2002. Although stockholder approval of the board's selection of KPMG LLP is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the annual meeting, the board will reconsider its selection of KPMG LLP.


     Representatives of KPMG LLP, which served as our auditors for fiscal 2000, are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR 2001 IS IN THE BEST INTERESTS OF BOTH LUMENON'S STOCKHOLDERS AND LUMENON AND RECOMMENDS A VOTE FOR THIS PROPOSAL.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock, collectively referred to as reporting persons, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Based solely on our review of copies of Section 16(a) reports filed by the reporting persons and furnished to us or written representations from reporting persons that no Form 5 filing was required, we believe that during fiscal 2000, all filings required to be made by our reporting persons were timely made in accordance with the requirements of the Securities Exchange Act of 1934, other than as follows. Due to an administrative error, Dr. Andrews inadvertently omitted to report on a Form 5 for fiscal 2000 a gift to his spouse of 47,500 shares of common stock. Dr. Andrews filed an amended Form 5 in September 2001 to report the gift and to correct his end of period holdings. Due to an administrative error, Andrewma Holding Inc. inadvertently omitted to file a Form 3 reporting ownership of 4,687,000 shares of common stock. Ownership of these shares was reported on a Form 3 filed in September 2001. Due to an administrative error, the exercise price of certain options reported on a Form 3 filed by Mr. Brunet in March 13, 2001 was reported incorrectly. In September 2001, Mr. Brunet filed an amended Form 3 indicating the correct exercise price.


STOCKHOLDER PROPOSALS FOR ANNUAL MEETING AND FOR THE 2002 ANNUAL MEETING


     Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934, for consideration at the annual meeting must have been received by us on or before June 29, 2001 in order to be considered timely for purposes of Rule 14a-4 under the Securities Exchange Act of 1934, as amended. The persons designated in our proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which we do not receive timely notice. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, for inclusion in our proxy materials for our 2002 annual meeting of stockholders must be received by the Secretary at our principal offices no later than June 19, 2002.


OTHER MATTERS

     Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than that described above. However, if any other business should come before this meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.


     Lumenon will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. We will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. We will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

     OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY AFTER GIVING AFFIRMATIVE NOTICE OF SUCH INTENTION, EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                                          By order of the Board of Directors,

                                          /s/ Gary Moskovitz


                                          Gary Moskovitz, President and Chief
                                          Executive Officer, Acting Chief
                                          Financial Officer and Secretary



October 17, 2001

                                                                      APPENDIX A

                        RESTATED AUDIT COMMITTEE CHARTER

I.  Membership

     A. Number. The Audit Committee shall consist of at least three independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

     B. Independence. A director is independent if he or she is not an officer or employee of the Company or its subsidiaries, if he or she has no relationship which, in the opinion of the Company's board of directors, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director, and if he or she:

        1. Has not been an employee of the Company or any affiliate of the Company in the current year or in any of the past three years;

        2. Has no immediate family member who has been employed by the Company or an affiliate of the Company in any of the past three years (an immediate family member includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in a person's home);

        3. Is not employed as an executive of an entity other than the Company having a compensation committee which includes any of the Company's executives;

        4. Did not within the last fiscal year receive from the Company or any affiliate of the Company compensation -- other than benefits under at tax qualified retirement plan, compensation for director service or nondiscretionary compensation -- greater than $60,000; and

        5. Has not in any of the past three years been a partner in, or controlling shareholder or executive of, a for profit business organization to which the Company made or from which the Company received payment (other than payment arising solely from investments in the Company's securities) that exceeds the greater of: (i) $200,000; or (ii) more than 5% of the Company's or business organization's consolidated gross revenues.

         Under exceptional and limited circumstances, one director who has a relationship making him or her not independent, and who is not a Company employee or an immediate family member of a Company employee, may serve on the Audit Committee if the board of directors determines that the director's membership on the Audit Committee is required by the best interests of the Company and its shareholders, and discloses in the next annual proxy statement after such determination the nature of the relationship and the reasons for the determination.

     C. Financial Literacy. Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background which result in the member having financial sophistication (such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities).

     D. Chairman. Unless a Chairman is elected by the board of directors, the Audit Committee shall elect a Chairman by majority vote.

II.  Responsibilities of the Audit Committee

     The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

     A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

     B. The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

     C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

     D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

     E. The Audit Committee shall review and discuss with the Company's management the Company's audited financial statements.

     F. The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

     G. Based upon its discharge of its responsibilities pursuant to Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

     H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

     I. The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

     J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting.

     K. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     L.  The Audit Committee shall meet privately at least once per year with:
         (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

                                                                      Appendix B

                LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.



                            2001 STOCK INCENTIVE PLAN

1.       Purpose

         The purpose of this 2001 Stock Incentive Plan (the "Plan") of Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees, officers and directors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       Administration and Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 4,000,000 shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be equal to 5% of the number of shares of Common Stock which are issued and outstanding as of the date the Plan is adopted by the Board, and the date of any amendments thereto. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal, state or provincial securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company or any present or future parent or subsidiary corporations and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement, provided, however, that no Option will be granted for a term in excess of 10 years.

         (e) Exercise of Option. An option may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

         (f) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.       Restricted Stock.

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

         (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by the Participant to receive amounts due or to exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Adjustments for Changes in Common Stock and Certain Other Events

         (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and
Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

         (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

         (c) Reorganization and Change in Control Events

                  (1) Definitions

                           (a) A "Reorganization Event" shall mean:

                                    (i)      any merger or consolidation of the
                                             Company with or into another entity
                                             as a result of which all of the
                                             Common Stock of the Company is
                                             converted into or exchanged for the
                                             right to receive cash, securities
                                             or other property; or

                                    (ii)     any exchange of all of the Common
                                             Stock of the Company for cash,
                                             securities or other property
                                             pursuant to a share exchange
                                             transaction.

                           (b) A "Change in Control Event" shall mean:

                                    (i)      the acquisition by an individual,
                                             entity or group (within the meaning
                                             of Section 13(d)(3) or 14(d)(2) of
                                             the Exchange Act) (a "Person") of
                                             beneficial ownership of any capital
                                             stock of the Company if, after such
                                             acquisition, such Person
                                             beneficially owns (within the
                                             meaning of Rule 13d-3 promulgated
                                             under the Exchange Act) 40% or more
                                             of either (x) the then-outstanding
                                             shares of common stock of the
                                             Company (the "Outstanding Company
                                             Common Stock") or (y) the combined
                                             voting power of the
                                             then-outstanding securities of the
                                             Company entitled to vote
                                             generally in the election of
                                             directors (the "Outstanding Company
                                             Voting Securities"); provided,
                                             however, that for purposes of this
                                             subsection (i), the following
                                             acquisitions shall not constitute a
                                             Change in Control Event: (A) any
                                             acquisition directly from the
                                             Company (excluding an acquisition
                                             pursuant to the exercise,
                                             conversion or exchange of any
                                             security exercisable for,
                                             convertible into or exchangeable
                                             for common stock or voting
                                             securities of the Company, unless
                                             the Person exercising, converting
                                             or exchanging such security
                                             acquired such security directly
                                             from the Company or an underwriter
                                             or agent of the Company), (B) any
                                             acquisition by any employee benefit
                                             plan (or related trust) sponsored
                                             or maintained by the Company or any
                                             corporation controlled by the
                                             Company, or (C) any acquisition by
                                             any corporation pursuant to a
                                             Business Combination (as defined
                                             below) which complies with clauses
                                             (x) and (y) of subsection (iii) of
                                             this definition; or

                                    (ii)     such time as the Continuing
                                             Directors (as defined below) do not
                                             constitute a majority of the Board
                                             (or, if applicable, the Board of
                                             Directors of a successor
                                             corporation to the Company), where
                                             the term "Continuing Director"
                                             means at any date a member of the
                                             Board (x) who was a member of the
                                             Board on the date of the initial
                                             adoption of this Plan by the Board
                                             or (y) who was nominated or elected
                                             subsequent to such date by at least
                                             a majority of the directors who
                                             were Continuing Directors at the
                                             time of such nomination or election
                                             or whose election to the Board was
                                             recommended or endorsed by at least
                                             a majority of the directors who
                                             were Continuing Directors at the
                                             time of such nomination or
                                             election; provided, however, that
                                             there shall be excluded from this
                                             clause (y) any individual whose
                                             initial assumption of office
                                             occurred as a result of an actual
                                             or threatened election contest with
                                             respect to the election or removal
                                             of directors or other actual or
                                             threatened solicitation of proxies
                                             or consents, by or on behalf of a
                                             person other than the Board; or

                                    (iii)    the consummation of a merger,
                                             consolidation, reorganization,
                                             recapitalization or share exchange
                                             involving the Company or a sale or
                                             other disposition of all or
                                             substantially all of the assets of
                                             the Company (a "Business
                                             Combination"), unless, immediately
                                             following such

                                             Business Combination, each of the
                                             following two conditions is
                                             satisfied: (x) all or substantially
                                             all of the individuals and entities
                                             who were the beneficial owners of
                                             the Outstanding Company Common
                                             Stock and Outstanding Company
                                             Voting Securities immediately prior
                                             to such Business Combination
                                             beneficially own, directly or
                                             indirectly, more than 50% of the
                                             then-outstanding shares of common
                                             stock and the combined voting power
                                             of the then-outstanding securities
                                             entitled to vote generally in the
                                             election of directors,
                                             respectively, of the resulting or
                                             acquiring corporation in such
                                             Business Combination (which shall
                                             include, without limitation, a
                                             corporation which as a result of
                                             such transaction owns the Company
                                             or substantially all of the
                                             Company's assets either directly or
                                             through one or more subsidiaries)
                                             (such resulting or acquiring
                                             corporation is referred to herein
                                             as the "Acquiring Corporation") in
                                             substantially the same proportions
                                             as their ownership of the
                                             Outstanding Company Common Stock
                                             and Outstanding Company Voting
                                             Securities, respectively,
                                             immediately prior to such Business
                                             Combination and (y) no Person
                                             (excluding the Acquiring
                                             Corporation or any employee benefit
                                             plan (or related trust) maintained
                                             or sponsored by the Company or by
                                             the Acquiring Corporation)
                                             beneficially owns, directly or
                                             indirectly, 40% or more of the
                                             then-outstanding shares of common
                                             stock of the Acquiring Corporation,
                                             or of the combined voting power of
                                             the then-outstanding securities of
                                             such corporation entitled to vote
                                             generally in the election of
                                             directors (except to the extent
                                             that such ownership existed prior
                                             to the Business Combination).

                           (c) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

                           (d) "Cause" shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the

                                    Participant which affects the business
                                    reputation of the Company. The Participant shall be considered to have been discharged for "Cause" if the Company determines, within 30 days after the Participant's resignation, that discharge for Cause was warranted.

                  (2)      Effect on Options

                           (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company (A) one-half of the number of shares subject to the Option which were not already vested shall be exercisable upon the occurrence of such Reorganization Event and, subject to (B) below, the remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each subsequent vesting date and (B) such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of

                                    Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                                             Notwithstanding the foregoing, if
                                    the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds
                                    (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

                           (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of such Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date; provided, however, that each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                  (3)      Effect on Restricted Stock Awards

                           (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                           (b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, with one-half of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date. In addition, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

8.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative or Designated Beneficiary may exercise rights under the Award.

         (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)).

         (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Delaware, without regard to any applicable conflicts of law.

                                                                      Appendix C

                LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                         2001 DIRECTOR STOCK OPTION PLAN


1.       Purpose

         The purpose of this 2001 Director Stock Option Plan (the "Plan") of Lumenon Innovative Lightwave Technology, Inc. (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.       Administration

         The Board of Directors (the "Board") shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board, and if a committee is so appointed, all references to the Board in the Plan shall mean and relate to such committee.

3.       Participation in the Plan

         Each director of the Company who is not an employee of the Company or any parent or subsidiary of the Company ("non-employee directors") shall be eligible to receive options under the Plan (the "Optionee").

4.       Stock Subject to the Plan

         (a) The maximum number of shares of the Company's common stock, par value $0.001 per share ("Common Stock"), which may be issued under the Plan shall be 600,000 shares, subject to adjustment as provided in Section 7.

         (b) The maximum number of shares of the Company's Common Stock which may be issued to each Optionee under the Plan shall be equal to 5% of the number of shares of Common Stock which are issued and outstanding as of the date the Plan is adopted by the Board, and the date of any amendment thereto.

         (c) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

         (d) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (e) Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.       Terms, Conditions and Form of Options

         Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

         (a) (i) Automatic Option Grant Dates. Each Optionee shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 2001 Annual Meeting of Stockholders (other than a director who was initially elected to the Board at any such Annual Meeting or, if previously elected, at any time after the prior year's Annual Meeting of Stockholders), provided that he or she is serving as a non-employee director immediately following the date of such Annual Meeting.

                  (ii) Periodic Grants of Options. Subject to the execution by the Optionee of an appropriate option agreement, the Board may grant additional options to purchase a number of shares to be determined by the Board in recognition of services provided by an Optionee in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3 ("Rule 16b-3"), as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         Each date of grant of an option pursuant to this Section 5(a) is hereinafter referred to as an "Option Grant Date."

      (b) (i) Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the closing price on any national securities exchange on which the Common Stock is listed, (ii) the closing price of the Common Stock on The Nasdaq National Market or (iii) the average of the closing bid and asked prices in the over-the-counter market, whichever is applicable, as published in The Wall Street Journal, on the last trading day immediately preceding the Option Grant Date. If no sales of Common Stock were made on the last trading day immediately preceding the Option Grant Date, the price of the Common Stock for purposes of clauses 5(a)(i) and (ii) above shall be the reported price for the next preceding day on which such sales were made.

                  (ii) Currency of Option Exercise Price. The exercise price of any and all options granted by the Board on or after January 1, 2001 shall be expressed in Canadian dollars rather than United States dollars, which are presented as a reference to the basis of the option exercise price, as determined in Section 5(b)(i), and that the exercise price of such options shall be converted from United States dollars to Canadian dollars using the Bank of Canada nominal noon exchange rate on the Option Grant Date and shall be so reflected in such grants, it being understood that, as so converted, the exercise price shall remain the fair market value per share on the Option Grant Date.

         (c) Transferability of Options. Except as the Board may otherwise determine or provide in an option granted under the Plan, any option granted under the Plan shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Optionee, shall be exercisable only by the Optionee. References to an Optionee, to the extent relevant in the context, shall include references to authorized transferees.

         (d) Vesting Period. (i) General. Each option granted under the Plan pursuant to Section 5(a)(i) above shall become exercisable in full upon the earlier of one year from the Option Grant Date or the date immediately preceding the next Annual Meeting of Stockholders. No further vesting shall occur with respect to an option granted pursuant to Section 5(a)(i) after the Optionee ceases to be a non-employee director of the Company. Each option granted under the Plan pursuant to Section 5(a)(ii) above shall become exercisable on such terms as shall be determined by the Board and set forth in the option agreement with the respective Optionee.

                  (ii) Acceleration Upon Acquisition Event. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full upon the occurrence of an Acquisition Event (as defined in Section 8) with respect to the Company.

                  (iii) Right to Receive Restricted Stock. Notwithstanding the provisions of Section 5(d)(i) above, the Board shall have the authority to grant options (including options granted pursuant to Section 5(a)(i) above) which are immediately exercisable subject to the Company's right to repurchase any unvested shares of stock acquired by the optionee on exercise of an option in the event such optionee's service as a non-employee director terminates for any reason.

         (e) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of (i) the date ten years after the Option Grant Date of such option or (ii) the date which is 90 days after the date on which the optionee ceases to serve as a non-employee director of the Company.

         (f) Exercise of Option. An option may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or bank check of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

6.       Limitation of Rights

         (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee as a non-employee director for any period of time.

         (b) No Stockholders' Rights for Options. An Optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

         (c) Compliance with Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state, federal or provincial law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.       Adjustment Provisions for Mergers, Recapitalizations and Related
         Transactions

         If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such Optionee would have held immediately following such event if he or she had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.       Acquisition Event

         For purposes of the Plan, an "Acquisition Event" shall be deemed to have occurred only if any of the following events occurs: (i) any merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation; (ii) any sale of all or substantially all of the assets of the Company; or (iii) the complete liquidation of the Company.

9.       Termination and Amendment of the Plan

         The Board may suspend or terminate the Plan or amend it in any respect whatsoever.

10.      Notice

         Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

11.      Governing Law

         The Plan and all determinations made and actions taken pursuant hereto shall be governed by the internal laws of the State of Delaware (without regard to any applicable conflicts of laws or principles).

12.      Effective Date

         The Plan shall take effect upon its adoption by the Board, subject to stockholder approval at the Company's 2001 Annual Meeting of Stockholders.


Adopted by the Board of Directors on August 14, 2001.

Adopted by the Stockholders on [November 14, 2001].

                                                                      Appendix D

                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                  LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON NOVEMBER 14, 2001


The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints Guy Brunet, Gilles Marcotte and Gary Moskovitz, and each of them singly, with full power of substitution, as proxies of the undersigned, to attend the annual meeting of stockholders of Lumenon Innovative Lightwave Technology, Inc. to be held on November 14, 2001, at 10:00 a.m. in the Grand Salon at the Montreal Airport Hilton, 12505 Cote de Liesse, Dorval, Quebec, Canada H9P 1B7 and at any postponement or adjournment thereof, and there to vote and act, as indicated, upon the matters set forth on the reverse side hereof in respect of all shares of common stock which the undersigned would be entitled to vote or act upon, and, in their discretion, upon any matters that may properly come before the meeting, with all powers the undersigned would possess if personally present.

Attendance of the undersigned at the annual meeting of the stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicate(s) thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                                RETURN ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DETACH HERE

[X] Please mark your votes as in this example.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS BEING VOTED ON.


PROPOSAL 1.       To elect the nominee listed below as a class II director of the Company to serve until the 2004 annual meeting of stockholders or until his successor is elected and qualified:

                  Guy Brunet

                  [ ]  FOR         [ ]  WITHHOLD

PROPOSAL 2.       To approve the 2001 stock incentive plan and the authorization of 4,000,000 shares of the Company's common stock under that plan.

                  [ ]  FOR         [ ]   AGAINST           [ ]  ABSTAIN

PROPOSAL 3.       To approve the 2001 director stock option plan and the
                  authorization of 600,000 shares of the Company's common stock under that plan.

                  [ ]  FOR         [ ]   AGAINST           [ ]  ABSTAIN

PROPOSAL 4.       To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending June 30, 2002.

                  [ ]  FOR         [ ]   AGAINST           [ ]  ABSTAIN

                                                MARK HERE FOR ADDRESS CHANGE AND
                                                NOTE AT LEFT [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Signature:_______________________  Date:___________________________

Signature:_______________________  Date:___________________________

Please sign exactly as your name is printed on this proxy. If the stock is registered in the names of two or more persons, each person should sign. When signing as an executor, administrator, trustee, guardian, or attorney, please give the full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.


                                       2